UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with private sales of 3,000,000 shares of Class A common stock, par value $0.01 per share (“Common Stock”) of KCG Holdings, Inc. (the “Company”) by each of Serenity Investments, LLC (“Serenity”) and the Daniel V. Tierney 2011 Trust (the “Trust”) to Jefferies LLC, which, together with its affiliates, holds greater than 10% of the outstanding shares of Common Stock of the Company, on March 3, 2014, Serenity and the Trust each terminated their previously disclosed pre-arranged stock trading plans adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934. Serenity is controlled by Stephen Schuler, a member of the board of directors of the Company. Daniel Tierney, a member of the board of directors of the Company, is the settlor and sole beneficiary of the Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: March 5, 2014

KCG HOLDINGS, INC.

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Corporate Secretary